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                         GREEN VALLEY EXECUTIVE SUITES
                  2920 N. Green Valley Pkwy. Bldg. 3 Ste. 321
                            Henderson, Nevada 89014

                                LEASE AGREEMENT

THIS LEASE is made this 30 day of July, 1999 between GREEN VALLEY EXECUTIVE SUITES L.L. CO. (hereby referred to as GVES), as Landlord, and John Higgins representing eVolve Technology as Tenant. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, certain space for the purpose of conducting Tenant's business, together with rights to utilize common areas and the right to receive certain services provided by Landlord.

1.   LOCATION:           2920 N. Green Valley Parkway
                         Building 3, Suite 321
                         Henderson, Nevada 89014

2.   LEASED SPACE:       #14 & #27

3.   AUTHORIZED USE:
                         --------------------------------

4.   TERM OF LEASE:      SIX
     After the Original Term of the Lease, the Tenancy shall be considered month-to-month until terminated by either party hereto by not less than
     (30) days prior written notice.

5. RENT: ONE THOUSAND SEVEN HUNDRED SEVENTY SIX DOLLARS ($1776.00 Per Month). Inclusive of all services described in Section 6 below provided by Landlord. If additional services are utilized, see Section 13 and 22 hereof for additional fees payable during the term hereof by Tenant.
     (a) Rent is due on the first day of each month beginning September 1, 1999 during the term hereof;
     (b) A Security Deposit will be paid in the amount of Twenty Five Dollars ($25.00) for Key Deposit, of which Twenty Five Dollars will be refunded when keys are returned to Landlord at the term of Lease.
     (c) Tenant agrees to pay all rental, sales and transaction privileges requested by Tenant and provided by Landlord.
     (d) Tenant agrees to pay all costs for damage to walls and carpets during the term hereof by Tenant.
     (e)  Rent will be increased by 3% yearly on the first day of August, 2000.


INITIALS: GVES [ILLEGIBLE]       TENANT     JH
               -----------              -----------
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6.       Services and Uses provided by Landlord and included in Monthly Rent:
         (a) Exclusive right to occupy the leased space;
         (b) Non-Exclusive right to utilize common areas including Reception Area, Conference Rooms, Kitchen, Hallways, Walkways and Restrooms;
         (c) Utilities;
         (d) Janitorial Services;
         (e) Name Identification on or adjacent to door of office;
         (f) Mail sorting and placement of mail in pick-up area;
         (g) Receptionist and Telephone Answering Services between 9:00 A.M. and 12:00 Noon and 1:00 P.M. to 5:00 P.M., Monday through Friday, with the exception of Holidays.
         (h) 24-Hour Voice Mail accessibility at a minimal cost.
         (i) Honor this Lease if Landlord sells the business or assigns the Lease and attorn to such purchaser or assignee;
         (k) Pay a late charge of five percent (5%) daily of the amount of any rent which is not paid by 4:00 P.M. on the Fifth (5th) calendar day of the month.

10. Landlord shall have no liability to Tenant for any acts except those shown to be negligent and performed by Landlord or its employees. Landlord shall have no liability to Tenant for failures of utilities or other services or for acts of other Tenants. In the event the Leased Space or Common Areas are materially damaged or destroyed, Landlord may elect to terminate the Lease. In the event the Leased Space is taken under the power of eminent domain, this Lease shall terminate and Landlord shall be entitled to receive the entire condemnation award.

11. Landlord shall supply to Tenant, two (2) set of keys for Tenant's space and the building entry door. Tenant may not duplicate keys without consent of Landlord. If a key is lost, Tenant must apply to Landlord for a replacement key (at a charge of $5.00 per key). If Tenant loses a key, Tenant assumes responsibility for the acts of the finder. If Tenant loses the building entry door key, Landlord may change the lock and replace keys for all tenants in the building and charge the cost thereof. At the expiration of the term of the lease, all keys must be surrendered by Tenant to Landlord.

12. The Tenant shall be liable for any damages or theft to the media and conference rooms while the Tenant is in possession of the keys to said rooms and is only relieved of this liability when the keys are returned to Landlord.

INITIALS: GVES [ILLEGIBLE]      TENANT   JH
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13.  The following additional services are available to Tenant, for which a separate monthly charge shall be made. Landlord reserves the right to modify these charges at any time:

     (a) Secretarial:       $8.00 Per Page (Other To Be Specified)
     (b) Photocopying:      $ .05 Per Copy
     (c) Facsimile Trans:   $ .25 Per Page (Long Distance Charge from Phone Co.)
     (d) (Other)
                             --------------------------------------------------

                             --------------------------------------------------

                             --------------------------------------------------

     The extra charges shown here shall be deemed additional rent and billed to Tenant monthly. Landlord is not responsible for the nature or quality of services provided through independent contractors.

     Typewriters, copy machines, facsimile machines and other office equipment, except Tenant's computer and facsimile for exclusive use of Tenant, will not be permitted in the Leased Space nor may any other equipment be so installed which competes with or adversely affects the Support Services supplied by Landlord without prior approval.

14. Any failure by Tenant to pay the rent or any other amount to be paid hereunder as and when due, the abandonment or vacation of the Leased Space by Tenant, or any failure to observe or perform any other provision of this Lease to be performed by Tenant is an event of default hereunder.

     In the event of default, Landlord shall have all the remedies afforded to Landlord by law and equity, including summary ejectment procedures. Any rent, charges, fees or other monies owed by Tenant to Landlord is "rent" for purposes of this Lease. Landlord shall also have the right of summary self-help, including locking Tenant out, disconnecting all services, seizure and sale of Tenant's property situated upon the premises, and removal and storage of Tenant's property situated upon premises at Tenant's expense.

     Time is of the essence. A waiver of one default does not waive time is of the essence. Time is of the essence at all times and need not be reinstated by new notices from Landlord. Except as otherwise required by law, no grace periods apply nor are any notices of default required to be given by Landlord to Tenant.

     No remedy or election hereunder shall be deemed exclusive but, whenever possible, all remedies shall be cumulative with all other remedies.

INITIALS:           GVES           TENANT
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15.      In the event of any action or proceedings brought by either party against the other under this Lease, the prevailing party shall be entitled to recover its reasonable expenses and attorney's fees incurred in such action or proceedings, as determined by the court. In the event Landlord, in order to protect its rights, intervenes in or becomes a party to, or in the event Landlord is made a party to, any action or proceeding arising in connection with this Lease, Tenant will pay to Landlord reasonable expenses and attorney's fees incurred in such action, if determined by the court that Tenant is at fault.

16. Subject to the provisions restricting Tenant's right to assign and sublet, the covenants and conditions herein contained shall apply to and be binding upon heirs, executors, administrators, personnel representatives, successors and assigns of the parties hereto. This Lease sets for the entire agreement between Landlord and Tenant with respect to the Leased Space and supersedes any prior representations or agreements, oral or written, with respect thereto. Any amendment to this Lease must be in writing and signed by the paries hereto. Any notice to Tenant under this Lease may be personally delivered to Tenant or mailed to Tenant by First Class Mail addressed to Tenant at the location specified in Section 1 of this Lease. Any notice to Landlord under this Lease may be personally delivered to Landlord by delivery to Landlord's Manager or mailed to Landlord by First Class Mail addressed to Landlord's Manager at the location specified in Section 1 of this Lease.

17. Parties agree that Tenant shall have the right to exchange office space to smaller or larger offices inside their term of Lease.

18. The telephone services and equipment requested by Tenant are as follows:

         A.          Telephone Set(s).
            --------

         B. PHONE LINE NUMBER:
                              -----------------------------------

         C. FAX LINE NUMBER:
                            -------------------------------------

         D. MODEM LINE NUMBER:
                              -----------------------------------

19.      Optional Features requested by Tenant include:


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INITIALS: GVES /s/ ILLEGIBLE        TENANT /s/ ILLEGIBLE
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20. Telephone Installation: One Time Suite Charge:

    Phone Line @ $50.00 Ea. Deposit to Central Telephone  $ --
                                                          ----

    Fax Line @ $50.00 Ea. Deposit to Central Telephone    $ --
                                                          ----

    Modem Line @ $50.00 Ea. Deposit to Central Telephone  $ --
                                                          ----

21. A Total Amount of $______ to be received at execution of this Lease Agreement, which represents the following services:

             $ 1176.00 First Months Rent
              --------
             $   25.00 Key Security Deposit
              --------
             $     --  Telephone/Fax/Modem Deposit
              --------
             $     --  Other
              --------

             $ 1801.00 TOTAL AMOUNT DUE
              --------

    IN WITNESS WHEREOF, the parties hereto have entered into this Lease as of the day and year first above written.

LANDLORD:                                    TENANT:
GREENVALLEY EXECUTIVE SUITES                 /s/ [ILLEGIBLE]
                                             -----------------------------

/s/ [ILLEGIBLE]                              /s/ [ILLEGIBLE]
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ITS: /s/ [ILLEGIBLE]                         ITS: /s/ [ILLEGIBLE]
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BILLING ADDRESS:
(IF DIFFERENT FROM LEASED PREMISES:
TELEPHONE:





INITIALS:   GVES ??   TENANT ??
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